Exhibit 99.2

Assurant, Inc. (AIZ)

Financial Supplement as of March 31, 2007

ASSURANT, INC. AND SUBSIDIARIES

EARNINGS RELEASE SUPPLEMENT

AS OF MARCH 31, 2007

INDEX TO SUPPLEMENT
Page:
REGULATION G – NON GAAP MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS (unaudited)	2

SEGMENTED CONDENSED BALANCE SHEETS (unaudited)	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME (unaudited)	5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (unaudited)	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS (unaudited)	7

INVESTMENTS (unaudited)	15

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS (unaudited)	16

SUMMARY OF NET OPERATING INCOME DISCLOSED ITEMS (unaudited)	17

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. The four key businesses – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance market segments in the U.S. and selected international markets. The Assurant business units provide debt protection administration; credit-related insurance; warranties and service contracts; pre-funded funeral insurance; creditor-placed homeowners insurance; manufactured housing homeowners insurance; individual health and small employer group health insurance; group dental insurance; group disability insurance; and group life insurance.

The company, which is traded on the New York Stock Exchange under the symbol AIZ, has over $20 billion in assets and $7 billion in annual revenue. Assurant has more than 12,000 employees and is headquartered in New York’s financial district.

Safe Harbor Statement:

Some of the statements included in this statistical supplement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of the factors that could affect our actual results please refer to the risk factors identified from time to time in our SEC reports, including, but not limited to our 10-K, as filed with the SEC.

Regulation G – Non GAAP Measures

Assurant uses the following non-GAAP financial measures to analyze the company’s operating performance for the periods presented in the press release. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The company believes net operating income provides investors a valuable measure of the performance of the company’s ongoing business, because it excludes both the effect of realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.

(2) Book value per share excluding accumulated other comprehensive income (AOCI) has been included as a measure of stockholder value. The company believes book value per share excluding AOCI provides investors a better measure of stockholder value than book value per share because it excludes the effect of unrealized gains (losses) on investments and foreign currency translation, which tend to be highly variable from period to period.

Assurant, Inc. and Subsidiaries

Summary Financial Highlights

(Unaudited)

	For the Three-Months Ended		For the Year Ended
	March 31,		December 31,
($ in thousands, except shares and per share amounts)	2007	2006	2006	2005
Net operating income (1)	$175,836	$163,819	$602,678	$513,289

Net realized gains (losses) on investments	3,621	(2,894)	72,712	7,369

Assurant Solutions legal settlement	—	—	40,481	—

Excess of loss reinsurance program (1995-1997)	—	—	—	(40,263)

Expenses directly related to the secondary public offering	—	—	—	(1,040)

Net income before cumulative effect of change in accounting principle	179,457	160,925	715,871	479,355

Cumulative effect of change in accounting principle	—	1,547	1,547	—

Net income	$179,457	$162,472	$717,418	$479,355

Total revenues	$2,057,263	$1,929,782	$8,070,584	$7,497,675

PER SHARE AND SHARE DATA:

Basic earnings per share
Net operating income	$1.44	$1.26	$4.75	$3.78
Net income before cumulative effect of change in accounting principle	$1.47	$1.24	$5.65	$3.53
Net income	$1.47	$1.25	$5.66	$3.53
Weighted average of common shares outstanding—basic	122,149,873	129,998,426	126,846,990	135,773,551

Diluted earnings per share
Net operating income	$1.42	$1.24	$4.68	$3.75
Net income before cumulative effect of change in accounting principle	$1.45	$1.22	$5.56	$3.50
Net income	$1.45	$1.23	$5.57	$3.50
Weighted average of common shares outstanding—diluted	124,111,534	132,000,306	128,812,813	136,945,310

Assurant, Inc. and Subsidiaries

Summary Financial Highlights (continued)

(Unaudited)

	As of	As of
	March 31,	December 31,
($ in thousands, except shares and per share amounts)	2007	2006
Total assets	$25,461,049	$25,165,148

Total stockholders’ equity	$3,921,261	$3,832,597

Total stockholders’ equity (excluding AOCI)	$3,832,271	$3,744,533

Basic book value per share	$32.29	$31.26
Basic book value per share (excluding AOCI) (2)	$31.56	$30.54
Shares outstanding for basic book value per share calculation	121,433,177	122,618,317

Diluted book value per share	$31.87	$30.68
Diluted book value per share (excluding AOCI) (2)	$31.14	$29.97
Shares outstanding for diluted book value per share calculation	123,055,327	124,926,639

Debt to total capital ratio (excluding AOCI)	20.6%	21.0%

Assurant, Inc. and Subsidiaries

Segmented Condensed Balance Sheets

At March 31, 2007 and December 31, 2006

(Unaudited)

	At March 31, 2007
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,126,323	$1,675,929	$1,173,246	$2,668,120	$1,163,115	$13,806,733
Reinsurance recoverables	692,607	259,526	5,045	21,110	2,889,779	3,868,067
Deferred acquisition costs	2,288,404	145,506	47,164	25,476	—	2,506,550
Goodwill	—	—	—	—	790,545	790,545
Assets held in separate accounts	257,262	—	—	—	2,971,859	3,229,121
Other assets	529,479	259,649	86,329	165,604	218,972	1,260,033

Total assets	10,894,075	2,340,610	1,311,784	2,880,310	8,034,270	25,461,049

Liabilities
Policyholder benefits and claims payable	4,242,611	278,919	532,647	1,943,246	3,164,521	10,161,944
Unearned premiums	3,595,539	820,979	128,539	13,055	44,648	4,602,760
Debt	—	—	—	—	971,796	971,796
Mandatorily redeemable preferred stock	—	—	—	—	22,160	22,160
Liabilities related to separate accounts	257,262	—	—	—	2,971,859	3,229,121
Accounts payable and other liabilities	1,208,035	418,999	171,132	271,504	482,337	2,552,007

Total liabilities	9,303,447	1,518,897	832,318	2,227,805	7,657,321	21,539,788
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,590,628	821,713	479,466	652,505	287,959	3,832,271
Accumulated other comprehensive income	—	—	—	—	88,990	88,990

Total stockholders’ equity	1,590,628	821,713	479,466	652,505	376,949	3,921,261

Total liabilities and stockholders’ equity	$10,894,075	$2,340,610	$1,311,784	$2,880,310	$8,034,270	$25,461,049

	At December 31, 2006
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$6,875,585	$1,473,357	$1,150,679	$2,569,710	$1,347,486	$13,416,817
Reinsurance recoverables	721,134	290,653	5,239	22,872	2,875,074	3,914,972
Deferred acquisition costs	2,168,708	148,635	53,059	27,504	—	2,397,906
Goodwill	—	—	—	—	790,519	790,519
Assets held in separate accounts	255,784	—	—	—	3,042,759	3,298,543
Other assets	615,941	277,028	69,131	186,251	198,040	1,346,391

Total assets	10,637,152	2,189,673	1,278,108	2,806,337	8,253,878	25,165,148

Liabilities
Policyholder benefits and claims payable	4,253,205	278,664	556,726	1,936,662	3,153,252	10,178,509
Unearned premiums	3,431,658	820,533	119,934	12,694	45,074	4,429,893
Debt	—	—	—	—	971,774	971,774
Mandatorily redeemable preferred stock	—	—	—	—	22,160	22,160
Liabilities related to separate accounts	255,784	—	—	—	3,042,759	3,298,543
Accounts payable and other liabilities	1,131,710	337,563	184,683	241,369	536,347	2,431,672

Total liabilities	9,072,357	1,436,760	861,343	2,190,725	7,771,366	21,332,551
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,564,795	752,913	416,765	615,612	394,448	3,744,533
Accumulated other comprehensive income	—	—	—	—	88,064	88,064

Total stockholders’ equity	1,564,795	752,913	416,765	615,612	482,512	3,832,597

Total liabilities and stockholders’ equity	$10,637,152	$2,189,673	$1,278,108	$2,806,337	$8,253,878	$25,165,148

(1)	Corporate and Other segment includes Accumulated Other Comprehensive Income, Reinsurance Recoverables related to the disposal of FFG and LTC businesses, goodwill, separate accounts related to the disposal of FFG business and all of Assurant, Inc.’s debt.

Assurant, Inc. and Subsidiaries

Reconciliation of Net Operating Income to Net Income

(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands, net of tax)	2007	2006	2006	2006	2006	2006	2005
Assurant Solutions	$44,069	$39,810	$41,707	$37,148	$39,747	$158,412	$133,147
Assurant Specialty Property	74,434	63,956	53,445	59,276	64,444	241,121	143,227
Assurant Health	40,524	36,960	44,847	41,016	45,096	167,919	178,055
Assurant Employee Benefits	28,957	19,428	24,400	20,590	19,185	83,603	68,366
Corporate and other	(7,632)	(19,908)	(7,535)	(4,930)	(439)	(32,812)	2,681
Amortization of deferred gains on disposal of businesses	5,427	5,861	6,128	6,514	5,741	24,244	27,631
Interest expense	(9,943)	(9,949)	(9,950)	(9,955)	(9,955)	(39,809)	(39,818)

Net operating income	175,836	136,158	153,042	149,659	163,819	602,678	513,289

Adjustments:
Net realized gains (losses) on investments	3,621	75,868	(1,739)	1,477	(2,894)	72,712	7,369
Assurant Solutions legal settlement	—	40,481	—	—	—	40,481	—
Excess of loss reinsurance program (1995-1997)	—	—	—	—	—	—	(40,263)
Expenses directly related to the secondary public offering	—	—	—	—	—	—	(1,040)

Net income before cumulative effect of change in accounting principle	179,457	252,507	151,303	151,136	160,925	715,871	479,355
Cumulative effect of change in accounting principle	—	—	—	—	1,547	1,547	—

Net income	$179,457	$252,507	$151,303	$151,136	$162,472	$717,418	$479,355

Assurant, Inc. and Subsidiaries

Consolidated Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2007	2006	2006	2006	2006	2006	2005
Revenues:
Net earned premiums and other considerations	$1,759,509	$1,768,160	$1,717,640	$1,685,322	$1,672,653	$6,843,775	$6,520,796
Net investment income	216,896	183,014	180,672	180,438	192,562	736,686	687,257
Net realized gains (losses) on investments	5,570	116,720	(2,675)	2,272	(4,452)	111,865	8,235
Amortization of deferred gains on disposal of businesses	8,349	9,017	9,428	10,022	8,833	37,300	42,508
Fees and other income*	66,939	130,722	79,014	71,036	60,186	340,958	238,879

	2,057,263	2,207,633	1,984,079	1,949,090	1,929,782	8,070,584	7,497,675

Benefits, losses and expenses:
Policyholder benefits	890,449	886,747	888,317	874,204	889,679	3,538,947	3,707,809
Selling, underwriting, general and administrative expenses	873,999	915,398	849,414	827,408	782,432	3,374,652	3,073,000
Interest expense	15,297	15,306	15,307	15,315	15,315	61,243	61,258

	1,779,745	1,817,451	1,753,038	1,716,927	1,687,426	6,974,842	6,842,067

Income before income taxes and cumulative effect of change in accounting principle	277,518	390,182	231,041	232,163	242,356	1,095,742	655,608
Income taxes	98,061	137,675	79,738	81,027	81,431	379,871	176,253

Net income before cumulative effect of change in accounting principle	179,457	252,507	151,303	151,136	160,925	715,871	479,355
Cumulative effect of change in accounting principle	—	—	—	—	1,547	1,547	—

Net income	$179,457	$252,507	$151,303	$151,136	$162,472	$717,418	$479,355

Share repurchase program:
Shares repurchased	1,421,833	1,826,416	3,081,000	2,140,000	1,416,800	8,464,216	9,432,894
Average repurchase price per share	$54.48	$54.45	$50.34	$48.43	$45.17	$49.88	$36.36
Repurchase price	$77,460	$99,444	$155,109	$103,630	$64,001	$422,184	$342,990

AIZ Closing stock price (NYSE)	$53.63	$55.25	$53.41	$48.40	$49.25	$53.41	$43.49

Investment yield (1)	5.66%	5.73%	5.66%	5.83%	5.75%	5.73%	5.54%

Real estate investment income (1)	$33,540	$614	$3,229	$—	$14,735	$18,578	$12,565

(1)	Investment yield excludes investment income from real estate partnerships.
*	The three months ended and year ended December 31, 2006 includes $62,278 related to a legal settlement in Assurant Solutions. See page 7.

Assurant Solutions

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2007	2006	2006	2006	2006	2006	2005
Revenues:
Net earned premiums and other considerations	$583,011	$617,798	$591,237	$592,182	$570,388	$2,371,605	$2,220,145
Net investment income	112,017	99,852	96,625	98,951	97,082	392,510	371,565
Fees and other income*	38,051	38,516	47,262	39,525	34,170	159,473	132,730

	733,079	756,166	735,124	730,658	701,640	2,923,588	2,724,440

Benefits, losses and expenses:
Policyholder benefits	243,344	252,296	250,886	247,208	248,380	998,770	1,046,900
Selling, underwriting, general and administrative expenses	427,645	446,185	424,284	424,429	394,878	1,689,776	1,477,505

	670,989	698,481	675,170	671,637	643,258	2,688,546	2,524,405

Income before income taxes	62,090	57,685	59,954	59,021	58,382	235,042	200,035
Income taxes*	18,021	17,875	18,247	21,873	18,635	76,630	66,888

Net operating income*	$44,069	$39,810	$41,707	$37,148	$39,747	$158,412	$133,147

Net earned premiums and other considerations:
Domestic:
Credit	$80,921	$86,185	$88,470	$98,206	$95,851	$368,712	$351,339
Service contracts	261,863	278,691	255,962	256,135	249,982	1,040,770	835,825
Other	16,689	19,791	18,034	19,759	23,699	81,283	154,493

Total Domestic	359,473	384,667	362,466	374,100	369,532	1,490,765	1,341,657

International:
Credit	96,877	104,288	104,372	97,612	88,210	394,482	339,227
Service contracts	42,717	41,449	18,868	24,416	14,761	99,494	41,006
Other	8,979	15,158	24,327	13,311	13,933	66,729	32,276

Total International	148,573	160,895	147,567	135,339	116,904	560,705	412,509

Preneed	74,965	72,236	81,204	82,743	83,952	320,135	465,979

Total	$583,011	$617,798	$591,237	$592,182	$570,388	$2,371,605	$2,220,145

Fee income:
Domestic:
Debt protection	$8,750	$13,523	$13,698	$13,750	$13,082	$54,053	$51,420
Service contracts	16,877	15,872	23,556	14,432	12,567	66,427	46,523
Other	6,493	4,092	4,884	4,796	4,022	17,794	18,993

Total Domestic	32,120	33,487	42,138	32,978	29,671	138,274	116,936

International	4,492	4,433	4,069	4,165	4,276	16,943	12,302
Preneed	1,439	596	1,055	2,382	223	4,256	3,492

Total	$38,051	$38,516	$47,262	$39,525	$34,170	$159,473	$132,730

*	For supplemental purposes, segment net operating income for the three months and year ended December 31, 2006 excludes $62,278 of fees and other income and related tax expense of $21,797 resulting from a third-party legal settlement. These amounts are included in the Consolidated Statements of Operations for the three months and year ended December 31, 2006 in this disclosure (see Page 5). In compliance with GAAP standards and SEC reporting requirements, the impact of this legal settlement is included in the Assurant Solutions segment statements of operations in Assurant, Inc.’s annual report on Form 10-K for the fiscal year ended December 31, 2006 filed with the SEC.

Assurant Solutions (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2006	December 31, 2005
Gross written premiums:
Domestic:
Credit	$161,843	$179,255	$184,120	$182,489	$168,927	$714,791	$767,466
Service contracts	454,404	468,820	398,170	378,636	354,962	1,600,588	1,414,529
Other	20,865	26,905	25,851	24,335	31,478	108,569	192,856

Total Domestic	637,112	674,980	608,141	585,460	555,367	2,423,948	2,374,851

International:
Credit	191,415	184,448	175,417	159,208	161,024	680,097	647,467
Service contracts	79,582	112,893	91,407	71,330	66,256	341,886	247,506
Other	10,422	10,048	11,353	11,817	11,437	44,655	105,962

Total International	281,419	307,389	278,177	242,355	238,717	1,066,638	1,000,935

Total	$918,531	$982,369	$886,318	$827,815	$794,084	$3,490,586	$3,375,786

Preneed (face sales)	$86,058	$84,246	$105,031	$120,545	$123,688	$433,510	$542,515

Combined ratios (a):
Domestic	100.9%	100.1%	98.4%	99.1%	100.0%	99.4%	99.9%
International	102.1%	99.3%	101.7%	100.0%	95.2%	99.2%	99.7%

Preneed yield (1)	6.29%	6.36%	6.21%	6.35%	6.32%	6.42%	6.35%
Preneed average invested assets	$3,600,420	$3,600,069	$3,644,564	$3,565,666	$3,468,298	$3,509,475	$3,414,937

Investment yield (1) *	5.80%	5.93%	5.67%	5.94%	5.77%	5.84%	N/A

Real estate investment income (1)	$14,448	$276	$1,453	$—	$2,506	$4,235	$9,409

(a)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income excluding the preneed business.
(1)	Investment yield excludes investment income from real estate partnerships.
*	Segment balance sheets as of December 31, 2004 are not available. Therefore, investment yield for the year ended December 31, 2005 is not available.

Assurant Specialty Property

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2006	December 31, 2005

Revenues:
Net earned premiums and other considerations	$367,041	$350,946	$313,644	$290,972	$252,749	$1,208,311	$858,848
Net investment income	21,869	20,204	19,584	17,923	16,790	74,501	61,953
Fees and other income	12,596	13,050	13,329	13,587	9,458	49,424	38,159

	401,506	384,200	346,557	322,482	278,997	1,332,236	958,960

Benefits, losses and expenses:
Policyholder benefits	116,787	112,409	115,379	110,474	70,459	408,721	317,507
Selling, underwriting, general and administrative expenses	170,799	173,454	148,540	122,369	109,089	553,452	422,999

	287,586	285,863	263,919	232,843	179,548	962,173	740,506

Income before income taxes	113,920	98,337	82,638	89,639	99,449	370,063	218,454
Income taxes	39,486	34,381	29,193	30,363	35,005	128,942	75,227

Net operating income	$74,434	$63,956	$53,445	$59,276	$64,444	$241,121	$143,227

Net Earned Premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$250,889	$233,181	$198,733	$178,363	$142,892	$753,169	$443,526
Manufactured Housing (Creditor Placed & Voluntary)	50,670	51,774	52,535	54,184	55,968	214,461	217,424
Other	65,482	65,991	62,376	58,425	53,889	240,681	197,898

Total	$367,041	$350,946	$313,644	$290,972	$252,749	$1,208,311	$858,848

Gross Written Premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$319,053	$330,882	$271,632	$247,538	$184,096	$1,034,148	$697,651
Manufactured Housing (Creditor Placed & Voluntary)	67,785	73,590	82,401	80,981	69,610	306,582	311,792
Other	112,322	121,711	130,820	127,555	101,386	481,472	420,791

Total	$499,160	$526,183	$484,853	$456,074	$355,092	$1,822,202	$1,430,234

Ratios:
Loss ratio (a)	31.8%	32.0%	36.8%	38.0%	27.9%	33.8%	37.0%
Expense ratio (b)	45.0%	47.7%	45.4%	40.2%	41.6%	44.0%	47.2%
Combined ratio (c)	75.8%	78.5%	80.7%	76.5%	68.5%	76.5%	82.6%

Investment yield (1)*	5.51%	5.54%	5.62%	5.70%	5.82%	5.67%	N/A

Real estate investment income (1)	$159	$—	$—	$—	$—	$—	$—

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate partnerships.
•	Segment balance sheets as of December 31, 2004 are not available. Therefore, investment yield for the year ended December 31, 2005 is not available.

Assurant Health

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2006	December 31, 2005

Revenues:
Net earned premiums and other considerations	$512,784	$519,438	$521,527	$519,587	$523,405	$2,083,957	$2,163,965
Net investment income	19,270	16,415	17,689	17,110	24,001	75,215	69,056
Fees and other income	9,688	10,549	11,035	10,250	9,726	41,560	40,344

	541,742	546,402	550,251	546,947	557,132	2,200,732	2,273,365

Benefits, losses and expenses:
Policyholder benefits	317,784	328,769	325,325	321,322	325,401	1,300,817	1,344,624
Selling, underwriting, general and administrative expenses	161,410	160,411	155,186	163,019	162,712	641,328	657,899

	479,194	489,180	480,511	484,341	488,113	1,942,145	2,002,523

Income before income taxes	62,548	57,222	69,740	62,606	69,019	258,587	270,842
Income taxes	22,024	20,262	24,893	21,590	23,923	90,668	92,787

Net operating income	$40,524	$36,960	$44,847	$41,016	$45,096	$167,919	$178,055

Net earned premiums and other considerations:
Individual:
Individual medical	$314,662	$310,826	$305,246	$300,267	$297,338	$1,213,677	$1,164,498
Short-term medical	22,561	24,125	26,839	25,489	25,001	101,454	110,912

Subtotal	337,223	334,951	332,085	325,756	322,339	1,315,131	1,275,410
Small employer group	175,561	184,487	189,442	193,831	201,066	768,826	888,555

Total	$512,784	$519,438	$521,527	$519,587	$523,405	$2,083,957	$2,163,965

Assurant Health (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2006	December 31, 2005

Sales (Annualized issued premiums):
Individual:
Individual medical	$99,614	$88,154	$90,271	$76,616	$76,192	$331,233	$285,614
Short-term medical	31,939	29,078	34,841	33,612	35,014	132,545	144,476

Subtotal	131,553	117,232	125,112	110,228	111,206	463,778	430,090
Small employer group	29,520	28,652	33,336	32,527	34,573	129,088	159,387

Total	$161,073	$145,884	$158,448	$142,755	$145,779	$592,866	$589,477

Membership by product line:
Individual:
Individual medical	641	641	639	632	636	641	644
Short-term medical	85	87	99	105	100	87	102

Subtotal	726	728	738	737	736	728	746
Small employer group	191	207	216	226	239	207	255

Total	917	935	954	963	975	935	1,001

Ratios:
Loss ratio (a)	62.0%	63.3%	62.4%	61.8%	62.2%	62.4%	62.1%
Expense ratio (b)	30.9%	30.3%	29.1%	30.8%	30.5%	30.2%	29.8%
Combined ratio (c)	91.7%	92.3%	90.2%	91.4%	91.6%	91.4%	90.8%

Investment yield (1)	5.70%	5.69%	5.76%	5.83%	5.70%	5.78%	5.61%

Real estate investment income (1)	$3,535	$123	$646	$—	$7,372	$8,141	$596

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Employee Benefits

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2006	December 31, 2005

Revenues:
Net earned premiums and other considerations	$296,673	$279,978	$291,232	$282,581	$326,111	$1,179,902	$1,277,838
Net investment income	51,887	39,049	39,893	38,744	40,839	158,525	156,889
Fees and other income	6,277	6,477	6,685	7,547	6,832	27,541	26,214

	354,837	325,504	337,810	328,872	373,782	1,365,968	1,460,941

Benefits, losses and expenses:
Policyholder benefits	212,534	193,273	196,727	195,195	245,439	830,634	936,835
Selling, underwriting, general and administrative expenses	98,026	102,353	103,726	101,827	99,114	407,020	418,542

	310,560	295,626	300,453	297,022	344,553	1,237,654	1,355,377

Income before income taxes	44,277	29,878	37,357	31,850	29,229	128,314	105,564
Income taxes	15,320	10,450	12,957	11,260	10,044	44,711	37,198

Net operating income	$28,957	$19,428	$24,400	$20,590	$19,185	$83,603	$68,366

Net earned premiums and other considerations by:
Major product grouping:
Group dental	$101,535	$104,448	$104,367	$108,010	$111,393	$428,218	$502,789
Group disability single premiums for closed blocks	22,847	—	12,393	—	33,920	46,313	26,700
All other group disability	118,189	119,812	119,679	119,847	121,586	480,924	489,840
Group life	54,102	55,718	54,793	54,724	59,212	224,447	258,509

Total	$296,673	$279,978	$291,232	$282,581	$326,111	$1,179,902	$1,277,838

Assurant Employee Benefits (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2006	December 31, 2005

Sales:
Group dental	$42,212	$17,119	$20,678	$12,843	$26,979	$77,619	$98,848
Group disability	20,394	11,126	12,362	10,022	13,633	47,143	62,655
Group life	11,875	5,859	6,954	5,344	6,681	24,838	42,044

Total	$74,481	$34,104	$39,994	$28,209	$47,293	$149,600	$203,547

Ratios:
Loss ratio (a)	71.6%	69.0%	67.5%	69.1%	75.3%	70.4%	73.3%
Expense ratio (b)	32.4%	35.7%	34.8%	35.1%	29.8%	33.7%	32.1%

Investment yield (1)	6.09%	6.32%	6.25%	6.17%	6.47%	6.30%	6.19%

Real estate investment income (1)	$14,164	$215	$1,130	$—	$—	$1,345	$2,560

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Corporate and Other

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2006	December 31, 2005

Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—
Net investment income	11,853	7,494	6,881	7,710	13,850	35,935	27,794
Net realized gains (losses) on investments	5,570	116,720	(2,675)	2,272	(4,452)	111,865	8,235
Amortization of deferred gains on disposal of businesses	8,349	9,017	9,428	10,022	8,833	37,300	42,508
Fees and other income	327	(148)	703	127	—	682	1,432

	26,099	133,083	14,337	20,131	18,231	185,782	79,969

Benefits, losses and expenses:
Policyholder benefits		—	—	5	—	5	61,943
Selling, underwriting, general and administrative expenses	16,119	32,995	17,678	15,764	16,639	83,076	96,055
Interest expense	15,297	15,306	15,307	15,315	15,315	61,243	61,258

	31,416	48,301	32,985	31,084	31,954	144,324	219,256

Loss before income taxes and cumulative effect of change in accounting principle	(5,317)	84,782	(18,648)	(10,953)	(13,723)	41,458	(139,287)
Income taxes	3,210	32,910	(5,552)	(4,059)	(6,176)	17,123	(95,847)

Net operating (loss) income before cumulative effect of change in accounting principle	(8,527)	51,872	(13,096)	(6,894)	(7,547)	24,335	(43,440)
Cumulative effect of change in accounting principle	—	—	—	—	1,547	1,547	—

Net operating (loss) income	$(8,527)	$51,872	$(13,096)	$(6,894)	$(6,000)	$25,882	$(43,440)

Real estate investment income	$1,234	$—	$—	$—	$4,857	$4,857	$—

Corporate and Other Reconciliation
Assurant Corporate and Other Segment Net Operating Income	$(8,527)	$51,872	$(13,096)	$(6,894)	$(6,000)	$25,882	$(43,440)
Adjustments, net of tax:
Amortization of deferred gains on disposal of businesses	(5,427)	(5,861)	(6,128)	(6,514)	(5,741)	(24,244)	(27,631)
Interest expense	9,943	9,949	9,950	9,955	9,955	39,809	39,818
Net realized (gains) losses on investments	(3,621)	(75,868)	1,739	(1,477)	2,894	(72,712)	(7,369)
Excess of loss reinsurance program (1995-1997)	—	—	—	—	—	—	40,263
Expenses directly related to the secondary public offering	—	—	—	—	—	—	1,040
Cumulative effect of change in accounting principle	—	—	—	—	(1,547)	(1,547)	—
Corporate and other per Reconciliation of Net Operating

Income to Net Income (page 5)	$(7,632)	$(19,908)	$(7,535)	$(4,930)	$(439)	$(32,812)	$2,681

Assurant, Inc. and Subsidiaries

Investments

(Unaudited)

	As of		As of
($ in thousands)	March 31, 2007		December 31, 2006

Investments by Type
Fixed maturities: available-for-sale, at fair value	$9,377,836		$9,118,049
Equity Securities: available-for-sale, at fair value
Preferred stocks	750,956		740,603
Common stocks	842		1,036
Commercial mortgage loans on real estate, at amortized cost	1,287,058		1,266,158
Policy loans	58,413		58,733
Cash and short-term investments	1,190,605		1,301,786
Collateral held under securities lending	576,129		365,958
Other investments	564,894		564,494

Total	$13,806,733		$13,416,817

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,334,781	68%	$6,416,438	70%
Baa	2,422,981	26%	2,067,922	23%
Ba	485,836	5%	531,685	6%
B	120,670	1%	87,359	1%
Caa and lower	13,568	0%	14,203	0%
In or near default	—	0%	442	0%

Total	$9,377,836	100%	$9,118,049	100%

Fixed Maturity Securities by Issuer Type (Fair Value)
U.S government and government agencies and authorities	$302,173	3%	$219,245	2%
State, municipalities and political subdivisions	401,900	4%	236,429	3%
Foreign government	696,747	8%	652,662	7%
Public utilities	1,111,055	12%	1,104,167	12%
Mortgage backed securities	1,150,261	12%	1,314,815	15%
All other corporate bonds	5,715,700	61%	5,590,731	61%

Total	$9,377,836	100%	$9,118,049	100%

Assurant, Inc. and Subsidiaries

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	For the Three Months Ended March 31, 2007			For the Three Months Ended March 31, 2006			For the Year Ended December 31, 2006			For the Year Ended December 31, 2005
($ in thousands)	Yield	Investment Income	Investment Gain (Loss)	Yield	Investment Income	Investment Gain (Loss)	Yield	Investment Income	Investment Gain (Loss)	Yield	Investment Income	Investment Gain (Loss)
Fixed maturities: available for sale, at fair value	5.83%	$132,142	$3,476	5.83%	$126,841	$(2,617)	5.89%	$517,744	$(147)	5.82%	$499,950	$(8,628)
Equity Securities: available for sale, at fair value	6.56%	12,140	(348)	6.32%	11,783	(1,653)	6.80%	49,779	(3,742)	6.95%	45,621	(2,929)
Commercial mortgage loans on real estate, at amortized cost	6.76%	21,559	—	7.64%	23,353	(126)	7.26%	90,000	15,177	7.59%	85,942	(2,714)
Policy loans	5.96%	873	—	5.77%	873	—	6.13%	3,669	—	5.87%	3,699	—
Cash and short-term investments	4.77%	14,863	17	3.66%	10,056	141	4.38%	42,411	163	2.03%	24,316	346
Other investments	29.49%	41,630	2,425	18.79%	25,965	(197)	10.38%	57,836	100,414	9.54%	52,296	22,160

Total		223,207	$5,570		198,871	$(4,452)		761,439	$111,865		711,824	$8,235

Investment expenses		(6,311)			(6,309)			(24,753)			(24,567)

Net investment income		$216,896			$192,562			$736,686			$687,257

Gross investment gain			$10,455			$6,125			$153,607			$55,845
Gross investment loss			(4,885)			(10,577)			(40,932)			(46,845)
Write-downs on available for sale securities			—			—			(810)			(765)

Net investment gain			$5,570			$(4,452)			$111,865			$8,235

Assurant, Inc. and Subsidiaries

Summary of Net Operating Income Disclosed Items—(Note 1)

Income / (Expense) Items

(unaudited)

			For the Three Months Ended
($ in millions, after-tax)			March 31, 2007		December 31, 2006		September 30, 2006		June 30, 2006		March 31, 2006
				Diluted		Diluted		Diluted		Diluted		Diluted
			$	EPS	$	EPS	$	EPS	$	EPS	$	EPS
Assurant Solutions:
Closed block of extended service contracts	(a	)	$—	—	$—	—	$5.4	0.04	$—	—	$—	—
Expense on sale of US pre-need independent franchise	(c	)	$—	—	$—	—	$—	—	$(0.7)	(0.01)	$(1.3)	(0.01)
Assurant Specialty Property:
Client related settlements	(b	)	$—	—	$5.5	0.04	$—	—	$—	—	$—	—
Processing fees for the National Flood Insurance Program	(b	)	$—	—	$—	—	$0.3	0.00	$1.3	0.01	$5.2	0.04
Catastrophe losses, net of reinsurance	(b	)	$—	—	$—	—	$—	—	$(4.5)	(0.03)	$—	—
Assurant Health:
Legal related settlements	(c	)	$—	—	$—	—	$2.6	0.02	$—	—	$—	—
Assurant Corporate and Other:
Assurant Foundation funding	(c	)	$—	—	$(3.3)	(0.03)	$—	—	$—	—	$—	—
Change in certain tax liabilities	(d	)	$(5.8)	(0.05)	$(6.2)	(0.05)	$—	—	$—	—	$—	—

(a)	Fees and other income
(b)	Policyholder benefits
(c)	Selling, underwriting, general and administrative expenses
(d)	Income taxes

(Note 1) Schedule excludes investment income from real estate joint ventures, which are shown separately in the Consolidated and Segment statements of operations.